UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(RULE 14A-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

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Aspiration Funds
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Aspiration Funds
4640 Admiralty Way
Marina Del Rey, CA 90292
(800) 683-8529
May 23, 2017
Dear Shareholder:
The Board of Trustees (the "Board") of Aspiration Funds (the "Trust") has called a special meeting of the shareholders of the Trust, which is comprised of two series, the Aspiration Flagship Fund and the Aspiration Redwood Fund (each a "Fund," and together, the "Funds"), to be held on August 21, 2017 at 10:00 a.m., Pacific Time (the "Special Meeting"), at the offices of Aspiration Funds, located at 4551 Glencoe Ave, Marina Del Rey, CA 90292. The Board has named five (5) nominees to be elected as Trustees of the Board. At the Special Meeting, shareholders of the Funds will be asked to elect the five (5) nominees to the Board (the "Proposal") and to conduct such business properly raised before the meeting and any adjournment or postponement of the meeting.
After careful consideration, the Board unanimously recommends that the Funds' shareholders vote "FOR" the Proposal.
Enclosed are the following materials:
●	A Notice of Special Meeting of Shareholders, which summarizes the Proposal on which you are being asked to vote; and
●	A proxy statement, which provides detailed information on the Proposal and why the Proposal is being made.
We encourage you to review the enclosed materials carefully. As a shareholder of the Fund(s), your vote is important, and we hope that you will respond today to ensure that your shares will be represented at the Special Meeting. You may vote in one of the following ways:
●	By internet at https://funds.aspiration.com/2017proxyvote; or
●	In person at the Special Meeting.
You may also request that the Funds provide a hard copy of the proxy card by mail and vote by signing, voting and returning the proxy card in the envelope that will be provided.
As always, we appreciate your support.
Sincerely,
/s/ Matthew J. Beck
Matthew J. Beck
Secretary

Please vote now. Your vote is important.

To avoid the wasteful and unnecessary expense of further solicitation, we urge you to promptly record your voting instructions via the internet, no matter how large or small your holdings may be.

QUESTIONS & ANSWERS
We recommend that you read the enclosed proxy statement (the "Proxy Statement") in its entirety. For your convenience, we have provided a brief overview of the voting process and proposal to be voted on.
Q:	Why am I receiving this Proxy Statement?
A:
The Board of Trustees (the "Board") of Aspiration Funds (the "Trust"), which is comprised of two series, the Aspiration Flagship Fund and the Aspiration Redwood Fund (each a "Fund," and together, the "Funds"), has named five (5) nominees to be elected to the Board. The Board has called a special meeting of shareholders of the Funds, to be held on August 21, 2017 at 10:00 a.m., Pacific Time (the "Special Meeting"). At the Special Meeting, shareholders of the Funds will be asked to elect the nominees to serve as trustees on the Board (the "Proposal"). Shareholder approval of the Proposal is required under the Trust's Amended and Restated Agreement and Declaration of Trust and the Investment Company Act of 1940, as amended. The Board recommends that you vote "FOR" the Proposal after you carefully study the enclosed materials.

Q:	Who is eligible to vote?
A:	Shareholders of the Funds as of the close of business on May 12, 2017 are eligible to vote at the Special Meeting.
Q:	Who will pay for the proxy solicitation expenses?
A:
The costs of the preparation and solicitation of this proxy and the expenses of holding the Special Meeting will be borne by the Funds.  However, Aspiration Fund Adviser, LLC (the "Adviser") has entered into an Expense Limitation Agreement with each Fund and, pursuant to that Agreement, the Adviser will reimburse the Fund in an amount equal to those expenses.

Q:	How does the Board recommend I vote?
A:	After careful consideration, the Board unanimously recommends that you vote "FOR" the Proposal.
Q:	Whom do I contact for further information?
A:	You may call the Adviser at 800-683-8529.
Q:	How can I vote?
A:
You may cast your vote via the internet at https://funds.aspiration.com/2017proxyvote or in person at the Special Meeting. To vote over the internet, please go to the website address listed and follow the instructions. Your vote by internet will be an authorization of a proxy to cast your votes at the Special Meeting.  You may also request that the Funds provide a hard copy of the proxy card by mail and vote by signing, voting and returning the proxy card in the envelope that will be provided.

Important additional information about the Proposal is set forth in the accompanying Proxy Statement. Please read it carefully.

Aspiration Funds
4640 Admiralty Way
Marina Del Rey, CA 90292
(800) 683-8529

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON AUGUST 21, 2017
To the Shareholders of the Aspiration Flagship Fund and the Aspiration Redwood Fund:
This is to notify you that a special meeting (the "Special Meeting") of shareholders of Aspiration Funds (the "Trust"), a Delaware statutory trust, which is comprised of two series, the Aspiration Flagship Fund and the Aspiration Redwood Fund (each a "Fund," and together, the "Funds"), will be held on August 21, 2017, at 10:00 a.m., Pacific Time, at the offices of Aspiration Funds, located at 4551 Glencoe Ave, Marina Del Rey, CA 90292, for the following purposes:
1. To elect five (5) trustees to the Board of Trustees (the "Board") of the Trust; and
2. To consider and transact such other business as may properly be presented at the Special Meeting or any adjournment or postponement thereof.
The Board has fixed the close of business on May 12, 2017 as the record date for determination of shareholders of the Funds entitled to notice of, and to vote at, the Special Meeting and any adjournments or postponements thereof. The enclosed proxy is being solicited on behalf of the Board.
It is very important that your vote be received prior to the Special Meeting date. Voting instructions for shares held of record in the name of a nominee, such as a broker-dealer or director of an employee benefit plan, may be subject to earlier cut-off dates established by such intermediaries for receipt of such instructions.
Your vote is important regardless of the size of your holdings in the Fund(s). Whether or not you expect to be present at the Special Meeting, please cast your proxy vote. Shareholders may vote via the internet at https://funds.aspiration.com/2017proxyvote or in person; you may also request that the Funds provide a hard copy of the proxy card by mail and vote by signing, voting and returning the proxy card in the envelope that will be provided. Please see the enclosed Proxy Statement for details. If you vote by proxy and then desire to change your vote or vote in person at the Special Meeting, you may revoke your proxy at any time prior to the votes being tallied at the Special Meeting. Please refer to the section of the enclosed Proxy Statement entitled "Voting Information and Requirements—Manner of Voting" for more information.
By Order of the Board of Trustees,
/s/ David Kingsdale, Chairman

May 23, 2017

 Aspiration Funds
4640 Admiralty Way
Marina Del Rey, CA 90292
 (800) 683-8529

PROXY STATEMENT

This proxy statement (the "Proxy Statement") is furnished to you in connection with the solicitation of proxies by the Board of Trustees (the "Board") of Aspiration Funds (the "Trust"), an open-end investment company registered under the Investment Company of 1940, as amended (the "1940 Act"), organized as a Delaware statutory trust, which is comprised of two series, the Aspiration Flagship Fund and the Aspiration Redwood Fund (each a "Fund," and together, the "Funds"), for use at a special meeting of shareholders of the Funds (the "Special Meeting"). The Special Meeting will be held on August 21, 2017, at 10:00 a.m., PacificTime, at the offices of Aspiration Funds, located at 4551 Glencoe Ave, Marina Del Rey, CA 90292. Shareholders of record of the Funds as of the close of business on May 12, 2017 (the "Record Date") are entitled to vote at the Special Meeting. The Notice of Special Meeting of Shareholders, this Proxy Statement is being e-mailed to shareholders on or about May 23, 2017.
Each Fund provides periodic reports to its shareholders which highlight relevant information, including investment results and a review of portfolio changes. Copies of the Funds' annual and semiannual reports have previously been sent to shareholders. You may receive an additional copy of the Funds' most recent annual and semiannual report, without charge, by calling 800-683-8529 (toll-free) or by writing to the Fund at 4640 Admiralty Way, Marina Del Rey, CA 90292.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING TO BE HELD ON AUGUST 21, 2017: The Notice of Special Meeting of Shareholders and this Proxy Statement are available on the internet at https://funds.aspiration.com/2017proxyvote. Please note that, although proxies are primarily being solicited via email and voted on the internet, you may request that the Funds provide a hard copy of the proxy statement and proxy card and you may vote by signing, voting and returning the proxy card in the envelope that will be provided.
PROPOSAL: Election of Trustees
The only item of business that the Board expects will come before the Special Meeting is the proposal to elect five (5) trustees to the Board (the "Proposal").
The five (5) nominees to be elected to the Board are:
Coby King
David Kingsdale
Tom Soto
Andrei Cherny
 Alexandra Horigan
Coby King, David Kingsdale, and Tom Soto are each not an "interested person" of the Trust, while Andrei Cherny and Alexandra Horigan are each an "interested person" of the Trust, as defined in the 1940 Act.  Therefore, Messrs. King, Kingsdale, and Soto are each referred to as an independent trustee nominee, while Mr. Cherny and Ms. Horigan are each referred to as an interested trustee nominee.
The three trustees who currently serve on the Board are Coby King, David Kingsdale, and Joseph Sanberg. Messrs. King and Kingsdale are independent trustees and Mr. Sanberg is an interested trustee.  Messrs. Kingsdale and Sanberg were elected by the Trust's sole initial shareholder and Mr. King was appointed to the Board in 2016.
While the Board may fill vacancies and appoint trustees, it may only do so under applicable law, if, after such appointment, at least two-thirds of the trustees were elected by shareholders. Because the Board may not appoint a new trustee and meet this requirement, the Board has determined that it is appropriate to hold an election at this time to elect the trustee nominees.

If you elect the five (5) trustees nominated here, 60% of the individuals serving on the Board will qualify as independent trustees.
If elected, each trustee will hold office for life or until his successor is elected, until the Trust terminates, or until their earlier death, resignation or removal. Unless you do not authorize it, your proxy will be voted in favor of the five (5) nominees. The affirmative vote of the holders of a plurality of the Funds' outstanding shares is required for the election of a trustee to the Board. Because the election of the five (5) nominees is not contested, it would be expected that each nominee will become a trustee as long as at least one (1) vote is cast for each nominee. Each nominee has agreed to be named in this Proxy Statement and to serve if elected. The current trustees of the Trust have no reason to believe that any of the nominees will become unavailable for election as trustees. However, if that should occur before the Special Meeting, your proxy will be voted for the individuals recommended by the trustees.
Pertinent information regarding each nominee's principal occupation and business experience during at least the past five years, number of portfolios overseen and other directorships held is set forth below. The mailing address for each of the nominees is 4640 Admiralty Way, Marina Del Rey, CA 90292. Each of the nominees was recommended as a nominee by the Board and the Board's Nominating and Governance Committee, which is comprised of the independent trustees, with input from the Funds' investment adviser, Aspiration Fund Adviser, LLC (the "Adviser").
Any shareholder who owned shares of the Funds on the Record Date is entitled to notice of, and to vote at, the Special Meeting and any adjournment or postponement thereof. Each share is entitled to cast one vote, and fractional shares are entitled to cast a proportionate fractional vote, with no shares having cumulative voting rights.
Recommendation of the Board
The Board unanimously recommends that the Funds' shareholders vote "FOR" the Proposal to elect the trustee nominees to the Board.

Aspiration Funds
4640 Admiralty Way
Marina Del Rey, CA 90292
 (800) 683-8529

OTHER INFORMATION

Non-Interested Trustee Nominees

Name and Age	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupations During Past 5 Years	Portfolios In Fund Complex Overseen	Other Directorships Held
Coby King (Age: 56)	Independent Trustee	Since January 2016	President and Chief Executive Officer of High Point Strategies, LLC since 2013; Lobbyist for Ek & Ek, LLC from 2012 – 2013; Senior Vice President at MWW Group, Inc. from 2008 – 2012.	2	None
David Kingsdale (Age: 54)	Independent Trustee and Chairman	Since October 2014	Chief Executive Officer of Millenium Dance Media, LLC since 2010; Owner of DLK, Inc. (media consulting agency) from 2009 – 2010.	2	The Giving Back Fund; Prime Access Capital
Tom Soto (Age:63)	Independent Trustee Nominee	N/A	Managing Partner of Frontier Impact Capital since 2016; Managing Partner of Craton Equity Partners from 2005 – 2016.	N/A	None
1 Each trustee shall hold office for life or until his successor is elected or the Trust terminates.

(Interested Trustee Nominees on Following Page)

Interested Trustee Nominees

Name and Age	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupations During Past 5 Years	Portfolios In Fund Complex Overseen	Other Directorships Held
Andrei Cherny (Age: 42)	Trustee Nominee	N/A
Chief Executive Officer of Aspiration Fund Adviser, LLC since 2013; Chair, Board Member and President of Democracy: a Journal of Ideas since 2009. Previously, Managing Director of Burson-Marsteller (public relations and communications firm) from 2012 – 2013; Senior Adviser of Burson-Marsteller from 2010 – 2012.
				N/A	None
Alexandra Horigan (Age: 33)	Trustee Nominee	N/A	Vice President of Operations of Aspiration Partners, Inc. since 2013. Broker at Cantor Fitzgerald from 2011 – 2012. Sales and Electronic Brokerage at Intercontinental Exchange and from 2007 – 2011.	N/A	None

1 Each trustee shall hold office for life or until his successor is elected or the Trust terminates.
Experience, Qualifications and Skills of Trustees and Trustee Nominees
The following table discusses some of the experience, qualifications and skills of the current trustees and the trustee nominees that support the conclusion that they should serve (or continue to serve) on the Board. The Board believes each of the trustee nominees has demonstrated leadership abilities and possesses experience, qualifications, and skills valuable to the Trust and Funds. Each of the trustee nominees has substantial business and professional backgrounds that indicate they have the ability to critically review, evaluate and access information provided to them. The information provided below is not all-inclusive. Many attributes of the trustee nominees involve intangible elements, such as intelligence, work ethic, the ability to work together and the ability to communicate effectively, exercise judgment, ask incisive questions, manage people and problems or develop solutions.
Trustee/Nominee	Experience, Qualifications and Skills
Coby King
Mr. Coby King has more than 30 years of experience in law, public affairs, public relations, politics, and strategic communications.  His clients include manufacturers, municipalities, and not-for-profit organizations.  He serves and has served on numerous government and non-profit boards as diverse as business advocacy organizations and the Sierra Club.  Coby brings a strong knowledge of marketing, government, and long-term strategy to the Funds.

David Kingsdale
Mr. David Kingsdale has more than 25 years experience as an entrepreneur and investor.  He has built numerous successful companies and worked in the hedge fund industry.  Mr. Kingsdale has been an active board member of both for-profit and non-profit enterprises.  He combines a large-scale vision with a strong strategic understanding of managing growing enterprises.

Tom Soto
Mr. Tom Soto has more than 30 years of experience in asset management and public policy. He co-founded one of California's first clean technology funds and is one of the country's leading voices on the economics of climate change and the prosperity tied to reducing greenhouse gases. He is an active board member for both for-profit and non-profit enterprises.

Andrei Cherny
Mr. Andrei Cherny has spent nearly twenty years working to make the financial system more open and fair. He combines a background as an advisor to some of America's top companies, the co-founder and president of a media startup, a financial fraud prosecutor, a historian, a White House aide, a Navy reserve officer, and a nationally-recognized economic policy expert.

Alexandra Horigan	Mrs. Alexandra Horigan has extensive financial services experience, both in retail and electronic brokerages. She has held primary responsibility for the investment adviser's operations.
Compensation
The table below sets forth the aggregate compensation received by all trustees during the Funds' fiscal year ended September 30, 2016. No officers of the Trust receive any compensation from the Trust, but rather, are compensated by the Adviser or Nottingham Company (the "Administrator"), who each provide officers to the Trust. The Trust has no retirement or pension plans. Mr. Sandberg received no compensation as he is considered an interested trustee as defined in the 1940 Act.
Name of Trustee	Aggregate Compensation from the Aspiration Flagship Fund	Aggregate Compensation from the Aspiration Redwood Fund	Total Compensation from the Trust
Joseph Sanberg	$0	$0	$0
Xavier Gutierrez[1]	$5,000	$1,249.82	$6,249.82
David Kingsdale	$5,937.59	$4,687.41	$10,625
Coby King	$5,937.59	$4,687.41	$10,625
1 Mr. Gutierrez resigned from his position as of December 2015.

Equity Securities Owned by Trustees and Trustee Nominees
The table below sets forth the aggregate dollar range of shares owned beneficially by each trustee and/or trustee nominee as of December 31, 2016 and stated as one of the following ranges:  A = None; B = $1-$10,000; C = $10,001-$50,000; D = $50,001-$100,000; and E = over $100,000. The Adviser does not provide advisory services to any other trusts or funds overseen by any of the trustees and/or nominees.
Name of Trustee or Nominee	Dollar Range of Equity Securities in the Aspiration Flagship Fund	Dollar Range of Equity Securities in the Aspiration Redwood Fund	Aggregate Dollar Range of Equity Securities in all Funds
Joseph Sanberg	B	E	E
David Kingsdale[1]	A	A	A
Coby King[1]	A	A	A
Tom Soto[1]	A	A	A
Andrei Cherny[1]	D	E	E
Alexandra Horigan[1]	B	A	B
1 Nominee to be considered for this Special Meeting.

As of December 31, 2016, no independent trustees, nor any of their immediate family members, owned beneficially or of record any class of securities in the Adviser, Emerald Separate Account Management, LLC ("Emerald"), the investment sub-adviser for the Aspiration Flagship Fund, UBS Asset Management (Americas), Inc. ("UBS AM"), investment sub-adviser for the Aspiration Redwood Fund, or Capital Investment Group, Inc. (the "Distributor"), the Funds' distributor, or a person (other than a registered investment company) directly or indirectly "controlling," "controlled by," or "under common control with" (within the meaning of the 1940 Act) the Adviser, Emerald, UBS AM or the Distributor.

Board Meetings. During the calendar year 2016, the Board met 4 times. The current trustees attended all 4 of the meetings.
Independent Registered Public Accounting Firm

The trustees, including a majority of the Independent Trustees, of the Trust have selected Cohen & Company, Ltd. ("Cohen") as the independent registered public accounting firm for the 2017 fiscal year.
No representatives of Cohen are expected to be present at the Special Meeting, but will be available if needed to respond to appropriate questions.
The following table sets forth the fees billed by Cohen for the two most recent fiscal years for all audit, non-audit, tax and all other services provided directly to the Funds. The fee information in the following table is presented under the following captions:

Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
$$55,000	$12,000	$12,000	$0

Audit Fees: fees related to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements, including out-of-pocket expenses.
Audit-Related Fees: fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under "Audit Fees," including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators
Tax Fees: fees associated with tax compliance and/or tax preparation, tax advice and tax planning, as applicable. Tax compliance and preparation include services such as the filing or amendment of federal, state or local income tax returns, and services relating to regulated investment company qualification reviews, taxable income and tax distribution calculations. All of the fees included under "Tax Fees" relate solely to services provided for tax compliance and/or tax preparation, and none of such fees relate to tax advice, tax planning or tax consulting.
All Other Fees: fees for products and services provided to the Funds other than those reported under "Audit Fees," "Audit-Related Fees" and "Tax Fees."
The Independent Trustees of the Trust comply with applicable laws and regulations with regard to the pre-approval of services. The engagement of Cohen as the Trust's independent registered public accounting firm and the provision of audit, audit-related, tax and non-audit compliance services to the Trust and its Funds on an annual basis require specific pre-approval by the Independent Trustees of the Trust.
For each Fund's two most recently completed fiscal years, there were no services rendered by Cohen to that Fund for which the general pre-approval requirement was waived.

There were no fees for non-audit services provided to the Funds, the Adviser and any affiliated service providers for which pre-approval by the Trust's Independent Trustees was required for the most recent fiscal year and for the prior fiscal year.
The Trust's Independent Trustees have considered the provision of non-audit services that were rendered by Cohen to the Funds, its Adviser and any affiliate service providers that were not pre-approved (and did not require pre-approval) in connection with determining such auditor's independence. All services provided by Cohen to the Trust, the Funds, their Adviser and each of its affiliated service providers that required pre-approval were pre-approved during each Fund's most recently completed fiscal year.
Leadership Structure of the Board
The primary responsibility of the Board is to represent the interests of the shareholders of the Funds and to provide oversight of the management of the Trust.  Two of the current trustees, and three of the nominees, are independent of and not affiliated with the Adviser or its affiliates.  The current Chairman of the Board of Trustees is David Kingsdale, who is an Independent Trustee. The Board has adopted Fund Governance Guidelines to provide guidance for effective leadership. The guidance sets forth criteria for Board membership, trustee orientation and continuing education and annual trustee evaluations. The Board reviews quarterly reports from the investment advisers providing management services to the Funds, as well as quarterly reports from the Trust's Chief Compliance Officer ("CCO") and other service providers. This process allows the Board to effectively evaluate issues that impact the Trust as a whole as well as issues that are unique to the Funds. The Board has determined that this leadership structure is appropriate to ensure that the regular business of the Board is conducted efficiently while still permitting the Trustees to effectively fulfill their fiduciary and oversight obligations.
The Board reviews its structure and the structure of its committees annually. The Trustees have delegated day to day operations to various service providers whose activities they oversee. The Trustees have also engaged legal counsel that is independent of the Adviser or its affiliates to advise them on matters relating to their responsibilities in connection with the Trust. The Trustees meet separately in an executive session on a quarterly basis and meet separately in executive session with the CCO at least annually. On an annual basis, the Board conducts a self-assessment and evaluates its structure. The Board has two standing committees, the Audit Committee and the Nominating and Governance Committee.
All of the current Independent Trustees are members of the Audit Committee. David Kingsdale currently serves as the Audit Committee's Chairman. The Audit Committee's function is to oversee the Trust's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; to oversee the quality and objectivity of the Trust's financial statements and the independent audit thereof; and to act as a liaison between the Trust's independent registered public accounting firm and the full Board of Trustees. The Audit Committee is able to focus Board time and attention to matters of interest to shareholders and, through its private sessions with the Trust's auditor, CCO and legal counsel, stay fully informed regarding management decisions. The Audit Committee will hold at least one regularly scheduled meeting each fiscal year. The Audit Committee met two (2) times for the fiscal year ended September 30, 2016.
The Nominating and Governance Committee nominates candidates for election to the Board, makes nominations for membership on all committees and reviews committee assignments at least annually. The Committee also reviews as necessary the responsibilities of any committees of the Board and whether there is a continuing need for each committee, whether there is a need for additional committees of the Board, and whether committees should be combined or reorganized. The Committee makes recommendations for any such action to the full Board. The Committee also considers candidates for trustees nominated by shareholders. Shareholders may recommend candidates for Board positions by forwarding their correspondence to the Secretary of the Trust at the Trust's address and the shareholder communication will be forwarded to the Committee Chairperson for evaluation. The Committee holds at least one regularly scheduled meeting each fiscal year. All of the current independent trustees are members of the Committee, and David Kingsdale serves as the Chairman. The Nominating and Governance Committee met three (3) times for the fiscal year ended September 30, 2016.  A copy of the Nominating and Governance Committee Charter is attached as Exhibit A.

Evaluating and Nominating Candidates for Trustee
The Nominating and Governance Committee reviews the qualifications of potential trustee candidates and makes recommendations to the full Board.  In the evaluation process, the Nominating and Governance Committee and the Board shall take the following into account:
●
Candidates should demonstrate an ability to think and act independently, as well as the capacity to work in a collegial manner with persons of different educational, business and cultural backgrounds and should possess skills and expertise that complement the attributes of the existing Trustees.

●
Candidates should represent a diversity of viewpoints, backgrounds, experiences and other demographics.  Age, gender, race and national origin are relevant, but not determining, factors considered by the Nominating and Governance Committee.

●	Candidates should demonstrate notable or significant achievement and possess senior-level business, management or regulatory experience that would benefit the Trust.
●	Candidates shall be individuals of the highest character and integrity.
●	Candidates should demonstrate financial literacy or other professional or business experience relevant to an understanding of the Trust and its business.
●	Candidates should be able to devote sufficient time and energy to the performance of his or her duties as a Trustee.
●	Candidates should be free of conflicts of interest that would violate any applicable law or regulation or interfere with the proper performance of the duties of a Trustee.
In identifying candidates for nomination to the Board, the Nominating and Governance Committee shall determine, in its sole discretion, whether an individual meets the criteria listed above.  The Nominating and Governance Committee also will consider the current composition of the Board and the interplay of a candidate's individual experiences, lifestyle, education, skills, economic circumstances, background and other qualities and attributes with those of the other trustees.  In general, the Nominating and Governance Committee and the Board seek to foster a diversity of perspectives among the Trustees.
The Nominating and Governance Committee does not have a written policy with respect to consideration of candidates for trustee submitted by shareholders. However, if the Nominating and Governance Committee determined that it would be in the best interests of the Trust to fill a vacancy on the Board, and a shareholder submitted a candidate for consideration by the Board to fill the vacancy, the Nominating and Governance Committee would evaluate that candidate in accordance with the qualifications set forth above.
If you wish to communicate with the Board or with the independent trustees of the Trust, you may send your communication in writing to the Secretary of the Trust, 4640 Admiralty Way, Marina Del Rey, California 90292. You must include your name and address in the written communication and indicate whether you are a shareholder of the Funds.
Adviser
Aspiration Fund Adviser, LLC, 4640 Admiralty Way, Marina Del Rey, California 90292 serves as investment adviser for the Funds.

Sub-Advisers
Emerald Separate Account Management, LLC, 3175 Oregon Pike, Leola, PA 17601 serves as investment sub-adviser for the Aspiration Flagship Fund.
UBS Asset Management (Americas) Inc., One North Wacker Drive, Chicago, IL 60606 serves as investment sub-adviser for the Aspiration Redwood Fund.
Administrator
The Nottingham Company, 116 South Franklin Street, Post Office Box 69, Rocky Mount, North Carolina 27802-0069 serves as general and financial administrator for the Funds, and also serves as Fund Accounting Agent for the Funds.
Distributor
Capital Investment Group, Inc., 100 East Six Forks Road, Raleigh, North Carolina 27609 provides distribution services to the Funds pursuant to a distribution agreement with the Trust.
Custodian
UMB Bank, N.A., 928 Grand Blvd., 5th Floor, Kansas City, MO 64106 serves as the Funds' custodian.
Funds' Annual Reports
Each Fund has previously sent its Annual Report to its shareholders for the period ended September 30, 2016. You can obtain a copy of this Report, or the most recent Semiannual Report, without charge by writing to the Fund at 4640 Admiralty Way, Marina Del Rey, CA 90292 or by calling 800-683-8529 (toll-free).
Outstanding Shares and Principal Holders
Only shareholders of record at the close of business on the Record Date are entitled to vote at the Special Meeting. The number of shares of the Funds outstanding as of the close of business on the Record Date was 2,558,514.523, comprised of 804,571.369 shares for the Aspiration Flagship Fund and 1,753,943.1540 shares for the Aspiration Redwood Fund.
As of May 12, 2017, the Funds believe that the Trustees and officers of the Adviser as a group owned beneficially approximately 260,000 of the then outstanding shares of the Funds.
As of May 12, 2017, the following persons owned beneficially 5% or more of the outstanding shares of the Funds:
Aspiration Flagship Fund
	Amount of Shares	% of Outstanding
Name and Address	Beneficially Held	Shares
None
Aspiration Redwood Fund
	Amount of Shares	% of Outstanding
Name and Address	Beneficially Held	Shares
Aspiration Partners, Inc. 4640 Admiralty Way, Suite 725 Marina Del Rey, CA 90292	105,146.020 Shares	5.99%

No other persons are known to the Funds to own beneficially or of record 5% or more of the shares of each of the Funds as of May 12, 2017.

Other Officers

Name and Age	Position(s) Held with Trust	Office and Length of Time Served	Principal Occupations During Past 5 Years	Portfolios in Fund Complex Overseen	Other Directorships Held
Matthew J. Beck (1988) 116 South Franklin St. Rocky Mount, NC 27804	Secretary	Since 06/2016	General Counsel of The Nottingham Company since 2014.	N/A	None
Ashley E. Harris (1984) 116 South Franklin Street Rocky Mount, NC 27804	Treasurer and Assistant Secretary	Since 12/2014	Fund Accounting Manager and Financial Reporting, The Nottingham Company since 2008.	N/A	None
Ryan DelGiudice (1990) 480 East Swedesford Rd Wayne, PA 19087	Chief Compliance Officer	Since 12/2014	Manager of Cipperman Compliance Services since 2013; Regulatory Administration Associate of BNY Mellon.	N/A	None

VOTING INFORMATION AND REQUIREMENTS

Information About Proxies and the Conduct of the Special Meeting
Solicitation of Proxies. Solicitations of proxies are being made on behalf of the Trust and the Board primarily by the emailing of the Notice of Special Meeting of Shareholders and this Proxy Statement with its enclosures on or about May 23, 2017. Please note that, although proxies are primarily being solicited via email and voted on the internet, you may request that the Funds provide a hard copy of the proxy statement and proxy card and you may vote by signing, voting and returning the proxy card in the envelope that will be provided.
Fund shareholders whose shares are held by nominees such as brokers can vote their proxies by contacting their respective nominee. In addition to the solicitation of proxies by email, employees of the Trust and its affiliates as well as dealers or their representatives may, without additional compensation, solicit proxies in person or by mail, email, telephone, facsimile or oral communication. Brokerage firms and others will be reimbursed for their expenses in forwarding solicitation material to the beneficial owners of shares of the Funds. Representatives of the Adviser and its affiliates and other representatives of the Trust may also solicit proxies.
Questions about the Proposal should be directed to the Adviser by telephone at 800-683-8529 or by mail at 4640 Admiralty Way, Marina Del Rey, CA 90292.
Costs of Solicitation. The costs of the preparation and solicitation of this proxy and the expenses of holding the Special Meeting will be reimbursed to the Fund by the Adviser, under its Expense Limitation Agreement with the Funds.
Required Vote. Approval of the Proposal (i.e., election of the trustees) will require the affirmative vote of the holders of a plurality of the outstanding shares of the Trust (assuming a quorum is present at the Special Meeting). Because the election of the five (5) nominees is not contested, it would be expected that each nominee will become a trustee as long as at least one (1) vote is cast for each nominee. The Board has fixed the Record Date for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting.

Proxies. If a proxy authorization (a "proxy") is properly given in time for a vote at the Special Meeting (e.g., by submitting a proxy over the internet), the shares of the Fund(s) represented thereby will be voted at the Special Meeting in accordance with the shareholder's instructions. The proxy grants discretion to the persons named therein, as proxies, to take such further action as they may determine appropriate in connection with any other matter, which may properly come before the Special Meeting, or any adjournments or postponements thereof. All properly executed proxies received prior to the Special Meeting will be voted in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, properly executed proxies will be voted in favor of the Proposal. See "Manner of Voting" below.
Quorum; Abstentions; Adjournments. One-third of the outstanding shares of the Trust entitled to vote on the Proposal as of the Record Date must be present in person or by proxy to have a quorum to conduct business at the Special Meeting.
For purposes of determining the presence of a quorum for transacting business at the Special Meeting and determining whether sufficient votes have been received for approval of the Proposal (i.e., the election of trustees), abstentions, if any, will not be counted as votes cast and will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum at the Special Meeting.
If a shareholder vote is called and a quorum is not present at the Special Meeting, a majority of the shareholders present at such meeting or the Trust's Board of Trustees may adjourn the Special Meeting for up to 120 days without further notice other than announcement at the Special Meeting. At any adjourned Special Meeting at which a quorum is present, any action may be taken that could have been taken at the Special Meeting originally called.
Other Business; Shareholder Proposals. The Trust has not received any shareholder proposals for this Special Meeting. Under the proxy rules of the Securities and Exchange Commission, shareholder proposals may, under certain conditions, be included in the Funds' proxy materials for a particular meeting. Under these rules, proposals submitted for inclusion in the Funds' proxy materials must be received within a reasonable period of time before the Fund begins to print and mail its proxy materials. The submission by a shareholder of a proposal for inclusion in a proxy statement does not guarantee that it will be included. Shareholder proposals are subject to certain regulations under the federal securities laws relating to inclusion.
A shareholder proposal intended to be presented at any future meetings of the Funds' shareholders should be sent to Aspiration Funds, 4640 Admiralty Way, Marina Del Rey, CA 90292. The Trust does not hold annual meetings of shareholders.
Manner of Voting
Fund shareholders may vote by appearing in person at the Special Meeting, or may authorize proxies via the internet at https://funds.aspiration.com/2017proxyvote. Any shareholder who has given a proxy may revoke it at any time prior to its exercise by submitting a subsequent electronic proxy, by giving written notice of revocation to the Adviser, or by voting in person at the Special Meeting.
By Internet. To authorize your proxies over the internet, please log on to  https://funds.aspiration.com/2017proxyvote. Prior to logging on, you should read this Proxy Statement. After logging on, follow the instructions on the screen. If you own shares of both Funds, you may vote them during the same session.
Additional Information.   A person submitting voting instructions is deemed to represent that he or she is authorized to vote on behalf of all owners of the account, including spouses or other joint owners. By using the internet to submit voting instructions, the shareholder is authorizing the person or persons named as proxies, and their agents, to execute a proxy to vote the shareholder's shares at the Special Meeting as the shareholder has indicated.

The Trust believes that the procedures for authorizing the execution of a proxy over the internet set forth above are reasonably designed to ensure that the identity of the shareholder casting the vote is accurately determined and that the voting instructions of the shareholder are accurately recorded.
You are requested to vote your proxies over the internet even if you expect to be present in person at the Special Meeting, since you can always reverse your vote at the Special Meeting and unexpected circumstances might prevent you from attending.
Please note that, although proxies are primarily being solicited via email and voted on the internet, you may request that the Funds provide a hard copy of the proxy statement and proxy card and you may vote by signing, voting and returning the proxy card in the envelope that will be provided.
Conclusion
The Board believes election of the trustee nominees to serve on the Trust's Board will benefit the Funds and their shareholders. The Board recommends voting "FOR" the Proposal. In the event that the Proposal is not approved by the Funds' shareholders, the Board will then consider what action, if any, should be taken with respect to the Trust and Funds.
May 23, 2017

Exhibit A
ASPIRATION FUNDS
NOMINATING AND GOVERNANCE COMMITTEE CHARTER

(Adopted May 12, 2014)

Nominating and Governance Committee Membership

The Nominating and Governance Committee ("Committee") of the Board of Trustees (the "Board") of Aspiration Funds (the "Trust") shall be composed of Trustees who are not "interested persons", as that term is defined by the Investment Company Act of 1940 (the "1940 Act"), of the Trust ("Independent Trustees"), and who are appointed by the Board from time to time.  The Committee shall appoint its Chairperson.

Board Nominations and Functions

1.
The Committee shall make nominations for Independent Trustee membership on the Board of Trustees.  The Committee shall evaluate candidates' qualifications for Board membership and their independence from the investment adviser and other principal service providers.  Persons selected must be independent in terms of both the letter and the spirit of the 1940 Act.  The Committee shall also consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence, e.g., business, financial or family relationships with managers or service providers.

2.	The Committee shall periodically review Board governance procedures and shall recommend any appropriate changes to the full Board of Trustees.

3.
The Committee shall periodically review the composition of the Board of Trustees to determine whether it may be appropriate to add individuals with different backgrounds or skill sets from those already on the Board.

4.	The Committee shall periodically review trustee compensation and shall recommend any appropriate changes to the independent trustees as a group.

Committee Nominations and Functions

1.	The Committee shall make nominations for membership on all committees and shall review committee assignments at least annually.

2.
The Committee shall review as necessary the responsibilities of any committees of the Board, whether there is a continuing need for each committee, whether there is a need for additional committees of the Board, and whether committees should be combined or reorganized.  The Committee shall make recommendations for any such action to the full Board.

Other Powers and Responsibilities

1.	The Committee shall monitor the performance of legal counsel employed by the Funds, and shall be responsible for the supervision of counsel for the Funds.

2.
The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to retain special counsel and other experts or consultants at the expense of the appropriate Fund(s).

3.	The Committee shall review this Charter at least annually and recommend any changes to the full Board of Trustees.

[FORM OF PROXY CARD]
ASPIRATION FUNDS
Special Meeting of Shareholders on August 21, 2017
Proxy Solicited on Behalf of the Board of Trustees
The undersigned hereby appoints Mazi Bahadori as proxy with full power of substitution to act for and vote on behalf of the undersigned all shares of the Aspiration Flagship Fund and/or Aspiration Redwood Fund, which the undersigned would be entitled to vote if personally present at the Special Meeting of Shareholders to be held at the offices of Aspiration Funds, located at 4551 Glencoe Ave, Marina Del Rey, CA 90292, at 10:00 a.m. Pacific Time on August 21, 2017, or at any adjournment thereof, on the proposal described below, as set forth in the Notice of Special Meeting of Shareholders and the accompanying Proxy Statement dated May 23, 2017, receipt of which is acknowledged by the undersigned. PLEASE INDICATE ANY CHANGE OF ADDRESS BELOW. This proxy may be revoked at any time prior to the exercise of the powers conferred thereby.
The Board of Trustees recommends voting "FOR" the proposal with respect to the Trust. You may only complete this proxy with respect to the Trust if you were a shareholder of record as of May 12, 2017.
PROPOSAL To elect the nominees: Coby King David Kingsdale Tom Soto Andrei Cherny Alexandra Horigan Each as a trustee of the Board of Trustees.	FOR ALL □	WITHOLD ALL □	FOR ALL EXCEPT □ To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the name(s) of the nominee(s) on the line below. ______________________

THE PROXY IS AUTHORIZED IN HIS/HER DISCRETION TO VOTE UPON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING TO BE HELD ON AUGUST 21, 2017. The Notice of Special Meeting of Shareholders and the Proxy Statement are available on the internet at https://funds.aspiration.com/2017proxyvote.